UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MANHATTAN BRIDGE CAPITAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

Notice of Annual Meeting of Stockholders

To be held on Tuesday, June 18, 2013

To Our Stockholders:

You are invited to attend the 2013 Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. at 9:00 a.m. local time, on Tuesday, June 18, 2013, at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Assaf Ran
President and Chief Executive Officer

MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

Notice of Annual Meeting of Stockholders

To be held on Tuesday, June 18, 2013

The Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. (the “Company”) will be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, on Tuesday, June 18, 2013 at 9:00 a.m., local time, for the purpose of considering and acting upon the following:

1.	Election of six (6) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

2.	Ratification of the appointment of Hoberman, Goldstein & Lesser, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2013.

3.	To approve the non-binding advisory resolution relating to executive compensation.

4.	To approve the non-binding advisory vote on the frequency of an advisory vote on executive compensation.

5.	The transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

Holders of the Company’s Common Stock of record at the close of business on May 7, 2013 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be available for examination by any stockholder at the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

By order of the Board of Directors

Vanessa Kao
Secretary

Great Neck, New York

May 17, 2013

IMPORTANT:	IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We appreciate your giving this matter your prompt attention.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 18, 2013

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2013.html

MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, June 18, 2013

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors (the “Board”) of Manhattan Bridge Capital, Inc. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, on Tuesday, June 18, 2013 at 9:00 a.m., local time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 60 Cutter Mill Road, Suite 205, Great Neck, New York 11021. The approximate date on which this Proxy Statement, the accompanying Proxy and Annual Report for the year ended December 31, 2012 will be mailed to stockholders is May 17, 2013.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 18, 2013

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2013.html

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on May 7, 2013 (the "Record Date"), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 4,274,610 outstanding shares of our common stock, par value $.001 per share, (“Common Stock” or “Common Share”). Each Common Share is entitled to one vote. Common Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. Common Shares were our only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Common Shares outstanding on the Record Date are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed Proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the ratification of the appointment of Hoberman, Goldstein & Lesser, P.C. as the Company’s independent auditors for the year ending December 31, 2013; (iii) for the holding of a non-binding advisory resolution relating to executive compensation; (iv) for the holding of a non-binding advisory vote on executive compensation every three years; and (v) in their discretion, on any other business that may come before the Annual Meeting and any adjournments of the Annual Meeting.

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All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the Annual Meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked “WITHHOLD AUTHORITY” to vote for all director nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies that are marked “ABSTAIN” on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (“broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

Voting Requirements

Election of Directors and Approval of the Non-Binding Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation (the “Frequency Vote”). The election of the six director nominees and the approval of the Frequency Vote will require a plurality of the votes cast on each of the matters at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote. With respect to the Frequency Vote, a stockholder may vote to set the Frequency Vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. An abstention will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Ratification of the Appointment of Independent Auditors and Approval of the Non-Binding Advisory Resolution Relating to Executive Compensation. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve the appointment of Hoberman, Goldstein & Lesser, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2013 and the non-binding advisory resolution relating to executive compensation. An abstention from voting on approval of auditors will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on either matter.

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Proposal No. 1

ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the six nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the Proxy will vote for the election of an alternate candidate, if any, as shall be designated by the Board. Our Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All six nominees are currently members of our Board. There are no family relationships among any of the executive officers or directors of the Company.

Our director nominees and their respective ages as of the Record Date are as follows:

Name	Age	Position

Assaf Ran	47	Founder, Chairman of the Board, Chief Executive Officer and President
Michael Jackson (1)(2)	48	Director
Phillip Michals (1) (2)	43	Director
Eran Goldshmit (1) (2)	46	Director
Mark Alhadeff	49	Director

Lyron Bentovim (2)	43	Director

(1) Member of the Compensation Committee and Nominating Committee.

(2) Member of the Audit Committee.

Set forth below is a brief description of the background and business experience of our director nominees:

Assaf Ran, our founder, has been our Chief Executive Officer and President since our inception in 1989. Mr. Ran has 24 years of senior management experience leading public and private directories businesses. Mr. Ran started several yellow page businesses from the ground up and managed to make each one of them successful. Mr. Ran’s professional experience and background with us, as our director since March 1999, have given him the expertise needed to serve as one of our directors.

Michael J. Jackson has been a member of our Board since July 2000.  Since April 2007, he has been the Chief Financial Officer and the Executive Vice President of iCrossing, Inc., a digital marketing agency. From September 1999 to April 2007, he was the corporate controller of AGENCY.COM, a global Internet professional services company, for which he was the Chief Accounting Officer from May 2000 until September 2001 and the Chief Financial Officer from October 2001 to April 2007. From October 1994 until August 1999, Mr. Jackson was a manager at Arthur Andersen, LLP and Ernst and Young. Mr. Jackson also served on the New York State Society Auditing Standards and Procedures Committee from 1998 to 1999 and served on the New York State Society’s SEC Committee from 1999 to 2001.  Mr. Jackson holds an M.B.A. in Finance from Hofstra University and is a Certified Public Accountant. During the past five years, until May 2008, Mr. Jackson also was a member of the Board of Directors of Adstar, Inc. (OTC PINK: ADST). Mr. Jackson’s professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

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Phillip Michals has been a member of our Board since March 1999.  Mr. Michals currently is the Head of Business Development with Aegis Capital Corp.  Mr. Michals has specialized in recruiting and retention and has been partners in two previous HR consulting companies MSCI and Uptick Trading, both companies consulted with NYSE and FINRA broker- dealers. Since November 2000, he has also been a Principal of RG Michals and PPG Trading. Mr. Michals is also a Founder and Principal of Quadstar Capital Advisors, a financial advisory company.  Mr. Michals received a BS degree in human resources from the University of Delaware in May 1992.  Mr. Michals is currently registered as an Investment Advisor.  Mr. Michals’ professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

Eran Goldshmit has been a member of our Board since March 1999. Mr. Goldshmit received certification as a financial consultant in February 1993 from the School for Investment Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside, England, in December 1998. From December 1998 until July 2001, Mr. Goldshmit has been the general manager of the Carmiel Shopping Center in Carmiel, Israel. Since August 2001, he has been the president of the New York Diamond Center, New York, NY. Mr. Goldshmit’s professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

Mark Alhadeff has been a member of our Board since December 2005. Mr. Alhadeff also served as the Chief Technology Officer of DAG Interactive, Inc. until it was dissolved in June 2010. Mr. Alhadeff is the co-founder of Ocean-7 Development, Inc., a technology corporation in the business of providing programming services as well as web development services and database solutions. Mr. Alhadeff has been Ocean-7’s President since its formation in 1999. Prior to founding Ocean-7, Mr. Alhadeff served as a consultant to various publishers, worked as an art director and was actively involved in creating and implementing the transition to digital production methodologies before they became common industry practice. Mr. Alhadeff is a Stony Brook University graduate. Mr. Alhadeff’s business experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

Lyron Bentovim has been a member of our Board since December 2008. Mr. Bentovim currently serves as a strategic, financial and operations advisor to companies, foundations and partnerships. From August 2009 until July 2012, Mr. Bentovim has served as the Chief Operating Officer and the Chief Financial Officer of Sunrise Telecom Inc, a leader in test and measurement solutions for telecom, wireless and cable networks.  Prior to joining Sunrise Telecom Inc. since January 2002, Mr. Bentovim has been a Portfolio Manager for Skiritai Capital LLC, an investment advisor based in San Francisco. Mr. Bentovim has over 20 years of industry experience, including his experience as a member of the board of directors at RTW Inc., Ault Inc,  Top Image Systems, Three-Five Systems Inc., Sunrise Telecom Incorporated, and Argonaut Technologies Inc. Prior to his position in Skiritai Capital LLC, Mr. Bentovim served as the President, COO, and co-founder of WebBrix Inc. Additionally; Mr. Bentovim spent time as a Senior Engagement Manager with strategy consultancies USWeb/CKS, the Mitchell Madison Group LLC and McKinsey & Company Inc. Mr. Bentovim has a MBA from Yale School of Management and a Law degree from the Hebrew University. Mr. Bentovim's professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

The Board recommends a vote FOR the election of each of the director nominees and proxies that are signed and returned will be so voted

unless otherwise instructed.

*        *        *        *        *

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EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacity in Which Served	In Current Position Since
Assaf Ran (1)	47	President and Chief Executive Officer	1989
Vanessa Kao (2)	35	Chief Financial Officer, Vice President, Treasurer and Secretary	2011

(1)	Mr. Ran’s biographical information is provided above.

(2)	Ms. Kao rejoined us on June 30, 2011 as Chief Financial Officer, Vice President, Treasurer and Secretary. Previously, from July 2004 through April 2006, she served as the Assistant Chief Financial Officer of the Company until she joined DAG Jewish Directories, Inc. in April 2006. Since April 2006, she has been the Chief Financial Officer of DAG Jewish Directories, Inc. Ms. Kao holds a M.B.A. in Finance and MIS/E-Commerce from the University of Missouri and a Bachelor degree of Business Administration in Finance from the National Taipei University in Taiwan.

Code of Ethics

The Board has adopted a written Code of Ethics that applies to all directors, officers and employees of the Company and is available on our Web site, which is located at www.manhattanbridgecapital.com. In addition, we intend to post on our Web site all disclosures that are required by law or NASDAQ stock market (the “NASDAQ”) listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.

Board and Committees

The Board has a standing Audit Committee (“Audit Committee”), Compensation Committee (“Compensation Committee”) and Nominating Committee (“Nominating Committee”). During fiscal year 2012, the Board held four meetings, our Audit Committee held four meetings, and our Compensation Committee and Nominating Committee did not meet. Our Audit Committee is comprised of Michael J. Jackson, Phillip Michals, Eran Goldshmit and Lyron Bentovim. Each of our Compensation Committee and Nominating Committee is comprised of Michael J. Jackson, Phillip Michals and Eran Goldshmit. Current copies of each committee’s charter are available on our web site at www.manhattanbridgecapital.com.

All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and of the Board’s committees on which each applicable director served.

It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting. All of our then current directors, except Mr. Goldshmit, attended our annual meeting held in 2012.

Determination of Independence

The Board has determined, in accordance with NASDAQ’s listing standards, that: (i) Messrs. Jackson, Michals, Goldschmit and Bentovim (the “Independent Directors”) are independent and represent a majority of its members; (ii) Messrs. Jackson, Michals, Goldschmit and Bentovim, as the sole members of the Audit Committee, are independent for such purposes; and (iii) Messrs. Jackson, Michals and Goldschmit, as the sole members of the Compensation Committee, are independent for such purposes. In determining director independence, our Board applies the independence standards set by NASDAQ. In its application of such standards the Board takes into consideration all transactions with Independent Directors and the impact of such transactions, if any, on any of the Independent Directors’ ability to continue to serve on our Board. To that end, for the fiscal year ended December 31, 2012, our Board considered the compensation paid to the Independent Directors and determined that it was within the limits of the independence standards set by NASDAQ and did not impact their ability to continue to serve as Independent Directors.

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Compensation Committee

The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. The specific responsibilities of our Compensation Committee include:

•	establishing and periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our executive officers and other employees;
•	establishing compensation arrangements and incentive goals for our executive officers and administering compensation plans;
•	reviewing the performance of our executive officers and awarding incentive compensation and adjusting compensation arrangements as appropriate based upon performance; and
•	reviewing and monitoring our management development and succession plans and activities.

The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to compensation committee members established under 162(m) of the Internal Revenue Code and Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Audit Committee

Our Audit Committee assists our Board in its oversight of our financial reporting and accounting processes. Management has the primary responsibility for the preparation of financial statements and the reporting processes, including the system of internal controls. Our independent registered public accountants are responsible for auditing our annual financial statements and issuing a report on the financial statements. In this context, the oversight function of our Audit Committee includes:

•	a review of the audits of our financial statements, including the integrity of our financial statements;
•	a review of our compliance with legal and regulatory requirements;
•	a review of the performance of our independent registered public accountants, including the engagement of the independent registered public accountants and the monitoring of the independent registered public accountants’ qualifications and independence;
•	the preparation of the report required to be included in our annual proxy statement in accordance with Securities and Exchange Commission (“SEC”) rules and regulations; and
•	a review of the quarterly and annual reports filed with the SEC on Forms 10Q and 10K, respectively.

The Board has determined that Michael Jackson, the chairman of the Audit Committee, is qualified as an Audit Committee Financial Expert pursuant to Item 407(d)(5) of Regulations S-K. Each of the Audit Committee members is independent, as that term is defined in Section 10A(m)(3) of the Exchange Act, and their relevant experience is more fully described above.

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of four members of the Board who meet the independence and experience requirements of NASDAQ and the SEC.

The Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with our Company.

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The Audit Committee reviewed our audited financial statements for the year ended December 31, 2012, and met with management to discuss such audited financial statements. The Audit Committee has discussed with the Company’s independent accountants, Hoberman, Goldstein & Lesser, P.C., the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as amended, as adopted by the Public Company Accountant Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Hoberman, Goldstein & Lesser, P.C. required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Hoberman, Goldstein & Lesser, P.C. its independence from the Company and its management. Hoberman, Goldstein & Lesser, P.C. had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements of the Company for the year ended December 31, 2012 be included in its Annual Report on Form 10-K for the year then ended for filing with the SEC.

AUDIT COMMITTEE:

Michael J. Jackson, Chairman
Philip Michals
Eran Goldshmit
Lyron Bentovim

The above Audit Committee report is not deemed to be “soliciting material,” and is not “filed” with the SEC.

Nominating Committee

The Nominating Committee is responsible for nominating director candidates for the Annual Meeting of Stockholders each year and will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: (i) the name of the stockholder and evidence of the person's ownership of Company stock, (including the number of shares owned and the length of time of ownership); (ii) the name of the candidate; (iii) the candidate's resume or a listing of his or her qualifications to be a director of the Company; and (iv) the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The information described above must be sent to the Company’s Chief Financial Officer at 60 Cutter Mill Road, Great Neck, NY 11021, on a timely basis in order to be considered by the Nominating Committee, within the time periods set forth in the “Stockholder Proposals” section below.

The Nominating Committee may also receive suggestions from current Company directors, executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

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Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Disclosure of Director Qualifications

The Board, acting through the Nominating Committee, is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board.

The Nominating Committee believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board's oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee's criteria for evaluating potential candidates include the following: (i) an understanding of the Company's business environment, (ii) the possession of such knowledge, skills, expertise and diversity of experience that would enhance the Board's ability to manage and direct the affairs and business of the Company and (iii) certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts.

Board Leadership Structure

Mr. Ran has served as Chairman of the Board, Chief Executive Officer and President since our inception in 1989.  Our By-Laws give the Board the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be held by the same person or by two separate individuals.  Each year, the Board evaluates our leadership structure and determines the most appropriate structure for the coming year based upon its assessment of our position, strategy, and our long term plans.  The Board also considers the specific circumstances we face and the characteristics and membership of the Board.  At this time, the Board has determined that having Mr. Ran serve as both the Chairman and Chief Executive Officer is in the best interest of our stockholders.  We believe this structure makes the best use of the Chief Executive Officer’s extensive knowledge of our business and personnel, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board.

The Board’s Oversight of Risk Management

 The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with the our risk profile, and (4) integrate risk management into our decision-making.  The Board encourages and management promotes a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

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Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to c/o Corporate Secretary, Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Great Neck, New York 11021.

All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

COMPENSATION OF DIRECTORS

Non-employee directors are granted, upon becoming a director, and renewal of director term, options to purchase 7,000 Common Shares at an exercise price equal to the fair market value per Common Share on the date of grant. Such options vest immediately upon grant and expire after five years. They also receive cash compensation of $600 per Board meeting attended and $300 for any other committee participation. Assaf Ran and Mark Alhadeff do not receive compensation in connection with each of their positions on our Board.

The following table provides compensation information for the year ended December 31, 2012 for each of the Independent Directors.

Name (a)	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)

Michael Jackson (2)	$3,600	$4,304	$7,904
Phillip Michals(2)	$3,600	$4,304	$7,904
Eran Goldshmit (2)	$3,000	$4,304	$7,304
Lyron Bentovim (2)	$3,600	$4,304	$7,904

(1)	Consists of stock options granted on June 22, 2012 to purchase 7,000 Common Shares with an exercise price of $1.02. Such options vested immediately and expire after five years. Valuation is based on ASC Topic 718.
(2)	At December 31, 2012, each Independent Director held outstanding options exercisable for an aggregate of 35,000 Common Shares.

9

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the years ended December 31, 2012 and 2011 by Assaf Ran our Chief Executive Officer (the ‘‘Named Executive Officer’’) and sole executive officer whose salary during the last completed fiscal year exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non Equity Incentive plan Compen- sation ($)	Non-qualified Deferred Compen- sation Earning ($)	All Other Compen- sation ($) (2)	Total ($)
Assaf Ran
Chief	2012	$225,000	$65,000	$—	$—	$6,750	—	$6,750	$296,750
Executive	2011	$225,000	$65,000	$195,968	$(3)	$6,750	—	$6,750	$492,718
Officer and President

(1) Grant date fair market value calculated in accordance with ASC Topic 718.

(2) The Company’s matching contributions are made pursuant to a simple master IRA plan.

(3) Options with an aggregate grant date fair market value calculated in accordance with ASC Topic 718 for the year ended December 31, 2011 of $118,879 were forfeited by Mr. Ran in accordance with the Restricted Shares Agreement (defined below).

Employment Contract

In March 1999, we entered into an employment agreement with Assaf Ran, our President and Chief Executive Officer pursuant to which: (i) Mr. Ran’s employment term renews automatically on June 30th of each year for successive one-year periods unless either party gives to the other written notice at least 180 days prior to June 30th of its intention to terminate the agreement; (ii) Mr. Ran receives an annual base salary of $225,000 and annual bonuses as determined by the Compensation Committee of the Board, in its sole and absolute discretion, and is eligible to participate in all executive benefit plans established and maintained by us; and (iii) Mr. Ran agreed to a one-year non-competition period following the termination of his employment.

Restricted Stock Grant

On September 9, 2011, upon stockholders approval at the annual meeting, we granted 1,000,000 shares of restricted Common Stock (the “Restricted Shares”) to Mr. Ran. Under the terms of the restricted shares agreement (the “Restricted Shares Agreement”), Mr. Ran agreed to forfeit options held by him exercisable for an aggregate of 280,000 Common Shares with exercise prices above $1.21 per share and agreed not to exercise additional options held by him for an aggregate of 210,000 Common Shares with exercise prices below $1.21 per share (the “Remaining Options”). Until their expiration, Mr. Ran will be required to forfeit approximately 4.76 Restricted Shares for each Common Share issued upon any exercise of the Remaining Options. In addition, Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by us for any reason other than for “Cause” (i.e., misconduct that is materially injurious to us monetarily or otherwise, including engaging in any conduct that constitutes a felony under federal, state or local law); or (iii) the date on which Mr. Ran’s employment is terminated on account of (A) his death; or (B) his disability, which, in the opinion of his personal physician and a physician selected by us prevents him from being employed with us on a full-time basis (each such date being referred to as a “Risk Termination Date”). If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or by Mr. Ran voluntarily for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested. Mr. Ran will have the power to vote the Restricted Shares and will be entitled to all dividends payable with respect to the Restricted Shares from the date the Restricted Shares are issued.

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In connection with the Compensation Committee’s approval of the foregoing grant of Restricted Shares, the Compensation Committee consulted with and obtained the concurrence of independent compensation experts and informed Mr. Ran that it had no present intention of continuing its prior practice of annually awarding stock options to Mr. Ran as CEO. Also, Mr. Ran advised the Compensation Committee that he would not seek future stock option grants.

The grant of Restricted Shares was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The stock certificates for the Restricted Shares were imprinted with restrictive legends and are held in escrow until vesting occurs.

Termination and Change of Control Arrangements

In the event of termination, Mr. Ran does not receive any severance and any non-vested options are automatically forfeited. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or by Mr. Ran voluntarily for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards by the Named Executive Officer as of December 31, 2012.

Name	Year	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Assaf Ran	2008	70,000	(1)	$1.01	3/13/2013	—	—
Chief Executive	2009	140,000	(1)	$0.74	3/18/2014	—	—
Officer and	2011					1,000,000	1,090,000	(2)(3)
President

(1)	In accordance with the Restricted Stock Agreement, Mr. Ran agreed not to exercise the Remaining Options. Until their expiration, Mr. Ran will be required to forfeit approximately 4.76 Restricted Shares for each Common Share issued upon any exercise of the Remaining Options. In connection with the Compensation Committee’s approval of the grant of Restricted Shares, the Compensation Committee consulted with and obtained the concurrence of independent compensation experts and informed Mr. Ran that it had no present intention of continuing its prior practice of annually awarding stock options to Mr. Ran as CEO. Also, Mr. Ran advised the Compensation Committee that he would not seek future stock option grants.

(2)	Calculated based on the closing market price of $1.09 (at December 31, 2012), at the end of the last completed fiscal year.

(3)	Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by us for any reason other than for “Cause;” or (iii) on a Risk Termination Date. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or Mr. Ran voluntarily terminates his employment for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested.

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In addition, on November 14, 2011 we granted an option for 5,000 Common Shares to Vanessa Kao, our CFO. The exercise price of the option is $1.01 per share, which was the fair market price on the date of the grant. One fifth of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date.

Equity Compensation Plan Information

On June 23, 2009 the Company adopted the 2009 Stock Option Plan (the “Plan”) which replaced the 1999 Stock Option Plan as amended (the “Prior Plan”), which expired in May of 2009. Options granted under the Prior Plan remain outstanding until expired, exercised or cancelled.

The following table summarizes the (i) options granted under the Prior Plan, (ii) options granted under the Plan, and (iii) options granted outside the Company’s plans, as of December 31, 2012. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events.

	Equity Compensation Plan Table
	Number of securities(1) to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities(1) remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved By Security Holders
Grants under the Company’s 1999 Stock Option Plan	238,000	(2)	$0.83	0
Grants under the Company’s 2009 Stock Option Plan	117,000		$1.12	283,000
Equity Compensation Plans Not Requiring Approval By Security Holders
Aggregate Individual Option Grants	20,000		$2.50	N/A
Total	375,000		$1.01	283,000

(1)	Reflect shares of Common Stock.

(2)	210,000 Common Shares underlie the Remaining Options held by Mr. Ran, which he agreed not to exercise in accordance with the Restricted Stock Agreement. As of the Record Date, options for 70,000 Common Shares expired pursuant to its terms.

The Aggregate Individual Option Grants referred to in the table above include 5-year warrants exercisable for 20,000 Common Shares at an exercise price of $2.50 per share beginning on December 28, 2010. The warrants were granted on December 28, 2010 to Paulson Investment Company Inc., the placement agent, in connection with the Company’s private placement of senior secured notes.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

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To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with during the year ended December 31, 2012.

Certain Relationships and Related Transactions

In 2011, Mr. Ran made four separate loans to the Company in amounts ranging from $20,000 to $100,000, at an interest rate of 12% per annum. All of these loans were repaid by the Company as of December 31, 2011. The aggregate interest expense for these loans was $455.

In 2012, Mr. Ran made seven separate loans to the Company in amounts ranging from $25,000 to $115,000, bearing interest at rates ranging from 6% to 12%, per annum. All of these loans were repaid by the Company as of December 31, 2012. The aggregate interest expense for these loans was $3,942.

In January 2013, Mr. Ran, made two loans to the Company in the aggregate amount of $175,000, at an interest rate of 6%, per annum. Both loans were repaid in full by the Company on February 4, 2013.

Security Ownership of Certain Beneficial Owners

The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding the beneficial ownership of our Common Stock by all persons known by us to beneficially own more than 5% of our outstanding Common Stock, each Named Executive Officer, each director, and all of our directors and officers as a group.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class
Executive Officers and Directors
Assaf Ran (3)	2,501,000	58.51%
Michael Jackson (4)	35,000	*
Phillip Michals (5)	65,000	1.51%
Eran Goldshmit (5)	35,000	*
Mark Alhadeff	60,000	1.40%
Lyron Bentovim (4)	67,288	1.56%
All officers and directors as a group (7 persons) (6)	2,765,288	62.81%

* Less than 1%

(1)	Unless otherwise provided, the address of each of the individuals above is c/o Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Great Neck, New York 11021.

(2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the Record Date have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 4,274,610 shares outstanding on the Record Date.

(3) Does not include shares underlying options which Assaf Ran has agreed not to exercise.

(4) Includes 28,000 shares underlying options.

(5)	Includes 35,000 shares underlying options.

(6)	Includes an aggregate of 128,000 shares underlying options beneficially owned by officers and directors as a group.

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Proposal No. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Hoberman, Goldstein & Lesser, P.C. (“Hoberman”) has been our independent auditor since June 2007. Their audit report appears in our annual report for the fiscal year ended December 31, 2012. One or more representatives of Hoberman is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our stockholders.

In the event the stockholders fail to ratify the appointment, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders best interest.

The Board recommends a vote FOR this proposal

and proxies that are signed and returned will be so voted

unless otherwise instructed

*        *        *        *        *

Independent Registered Public Accounting Firm Fees and Other Matters

The aggregate fees billed by our principal accounting firm, Hoberman, Goldstein & Lesser, P.C, for the fiscal years ended December 31, 2012 and 2011 are as follows:

(a)	Audit Fees

2012

The aggregate fees incurred during 2012 for Hoberman, Goldstein & Lesser, P.C, our principal accountant, were $57,250, covering the audit of our annual financial statements and the review of our financial statements for the first, second and third quarters of 2012.

2011

The aggregate fees incurred during 2011 for Hoberman, Goldstein & Lesser, P.C, our principal accountant, were $54,500, covering the audit of our annual financial statements and the review of our financial statements for the first, second and third quarters of 2011.

(b)	Audit-Related Fees

There were no audit-related fees billed by Hoberman, Goldstein & Lesser, P.C, our principal accountant during 2012 or 2011.

(c)	Tax Fees

Tax fees of $2,750 were billed by our principal accountants in 2012 for preparing the 2011 tax return.

Tax fees of $2,500 were billed by our principal accountants in 2011 for preparing the 2010 tax return.

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(d)	All Other Fees

Our principal accountants billed $1,750 in 2011 for consultation, research, discussions with SEC counsel and the Company regarding the granting of the Restricted Shares, stock option swap and related deferred taxes. No other fees, beyond those disclosed above were billed in 2012 and 2011.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

Proposal No. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

General

We are providing our stockholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of the Named Executive Officer as disclosed in this Proxy Statement in accordance with the SEC's rules. This proposal, which is commonly referred to as "say-on-pay," is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal No. 4.

The Compensation Committee reviews and recommends the compensation and benefits payable to our officers, reviews general policy matters relating to employee compensation and benefits, and administers our stock option plans and other incentive compensation arrangements. We do not currently engage any consultant to advice on executive and/or director compensation matters.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal No. 4 overrules any decision by the Company or the Board (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board (or any committee thereof). However, management and the Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future executive compensation decisions.

15

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

The Board recommends a vote FOR this proposal

and proxies that are signed and returned will be so voted

unless otherwise instructed

*        *        *        *        *

Proposal No. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION
ADVISORY VOTES

General

In Proposal No. 3, we are providing our stockholders the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of the Named Executive Officer. In this Proposal No. 4, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

The Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently, but no less frequently than once every three years, as required by the Dodd-Frank Act. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years as required by the Dodd-Frank Act.

After careful consideration, the Board believes that an executive compensation advisory vote should be held every three years, and therefore our Board recommends that you vote for a frequency of every THREE YEARS for future executive compensation advisory votes. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote once every year, every two years or every three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

The Board recommends a vote FOR the holding of an advisory vote on executive compensation every “three years” and proxies that are signed and returned will be so voted unless otherwise instructed

*        *        *        *        *

16

MISCELLANEOUS

Other Matters

Management knows of no matter other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Consolidated Financial Statements

The Company’s Annual Report for the year ended December 31, 2012, including our Audited Consolidated Financial Statements for the year then ended, are included with this proxy material. Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

A copy of the Company's Annual Report on Form 10-K, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Vanessa Kao, Chief Financial Officer, Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Great Neck, New York 11021.

Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals for 2014 Annual Meeting

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2014 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 60 Cutter Mill Road, Great Neck, New York 11021, in writing not later than January 17, 2014.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 60 Cutter Mill Road, Great Neck, New York 11021, (516) 444-3400. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services.

17

We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON THE RECORD DATE AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By order of the Board of Directors

Vanessa Kao
Secretary

Great Neck, New York

May 17, 2013

18

ANNUAL MEETING OF STOCKHOLDERS OF

MANHATTAN BRIDGE CAPITAL, INC.

Tuesday, June 18, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630304000000001000 1 061813

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, a vote FOR Proposals 2 and 3, and a vote FOR "3 Years" on Proposal 4

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Assaf Ran
- ○ Michael Jackson
- ○ Phillip Michals
- ○ Eran Goldshmit
- ○ Mark Alhadeff
- ○ Lyron Bentovim

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. Approval of the non-binding advisory vote on the frequency of an advisory vote on executive compensation.	☐	☐	☐	☐

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR Proposals 1, 2 and 3, and FOR "3 Years" on Proposal 4

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.